UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2013

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Adams Street

Chicago, Illinois 60606-5314

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement

GATX Corporation (“GATX”) entered into an Underwriting Agreement (the “2018 Senior Notes Underwriting Agreement”), with Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (collectively, the “2018 Senior Notes Underwriters”), dated March 14, 2013, pursuant to which GATX agreed to sell and the 2018 Senior Notes Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250,000,000 aggregate principal amount of 2.375% Senior Notes due 2018 (the “2018 Notes”), as described in the prospectus supplement dated March 14, 2013 (the “Prospectus Supplement”) filed pursuant to GATX’s shelf registration statement on Form S-3, Registration No. 333-168879 (the “Registration Statement”).

The 2018 Notes will be issued under the Indenture dated as of February 6, 2008 between GATX and U.S. Bank National Association as trustee, and an officers’ certificate providing for the issuance of the 2018 Notes. The 2018 Senior Notes Underwriters are expected to deliver the 2018 Notes against payment on March 19, 2013.

Further, GATX entered into an Underwriting Agreement (the “2023 Senior Notes Underwriting Agreement”), with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (collectively, the “2023 Senior Notes Underwriters”), dated March 14, 2013, pursuant to which GATX agreed to sell and the 2023 Senior Notes Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250,000,000 aggregate principal amount of 3.900% Senior Notes due 2023 (the “2023 Notes”), as described in the Prospectus Supplement filed pursuant to the Registration Statement.

The 2023 Notes will be issued under the Indenture dated as of February 6, 2008 between GATX and U.S. Bank National Association as trustee, and an officers’ certificate providing for the issuance of the 2023 Notes. The 2023 Senior Notes Underwriters are expected to deliver the 2023 Notes against payment on March 19, 2013.

Copies of the underwriting agreements and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated March 14, 2013, between GATX and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated March 14, 2013, between GATX and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Mayer Brown LLP as to the validity of the securities being offered.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Executive Vice President, Chief Financial Officer
(Duly Authorized Officer)

Date: March 18, 2013